Exhibit 10.31

                           LIFE MEDICAL SCIENCES, INC.
                      2001 NON-QUALIFIED STOCK OPTION PLAN

      The purpose of the 2001 Non-Qualified Stock Option Plan (the "Plan") is to provide designated employees and consultants of Life Medical Sciences, Inc. (the "Company") and its subsidiaries with the opportunity to receive grants of nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

1.    ADMINISTRATION

      (a) Committee. The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board of Directors of the Company (the "Board"), all of whom shall be "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

      (b) Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) condition grants on the individual's execution of a non-compete, non-disclosure or other agreement deemed appropriate by the Committee, and (v) deal with any other matters arising under the Plan.

      (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.    OPTIONS

      Awards under the Plan shall consist of grants of nonqualified stock options that are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Options" or "Nonqualified Stock Options"), as described in Section 5. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Option Instrument") or an amendment to the Option Instrument. The Committee shall approve the form and provisions of each Option Instrument. Options need not be uniform as among the grantees.
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3.    SHARES SUBJECT TO THE PLAN

      (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 6,000,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

      (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of Options may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4.    ELIGIBILITY FOR PARTICIPATION

      (a) Eligible Persons. All (i) employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board and (ii) agents, medical and scientific advisors, directors of and consultants to the Company and its subsidiaries, shall be eligible to participate in the Plan (collectively, the "Eligible Individuals").

      (b) Selection of Grantees. The Committee shall select the Eligible Individuals to receive Options and shall determine the number of shares of Company Stock subject to a particular Option in such manner as the Committee determines. Eligible Individuals who receive Options under this Plan shall hereinafter be referred to as "Grantees".

5.    GRANT OF OPTIONS

      (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Options to Eligible Individuals.

      (b) Exercise Price.


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            (i) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee.

            (ii) Option Term. The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant.

      (c) Exercisability of Options. Options shall become exercisable as determined by the Committee and set forth in the Option Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

      (d) Termination of Employment.

      Except as provided below, an Option may only be exercised while the Grantee is employed by or providing services to the Company or its subsidiaries as an Employee, agent, medical or scientific advisor, director or consultant.

            (i) Termination Without Cause. In the event that a Grantee's employment or service is terminated by the Company for any reason other than "disability", death, or for "cause" (collectively, a "termination without cause"), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the one year period, except in the case of the first year of an Option's term in which case the exercise period shall be two years, after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

            (ii) Termination For Cause. In the event the Grantee's employment or service is terminated by the Company for "cause" any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

            (iii) Termination Due to Disability. In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

            (iv) Termination Due to Death. If the Grantee dies while employed by or providing service to the Company, any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within the later to occur of one year after the date on which the Grantee's employment or service is terminated by the Company or six months after the probate of the Grantee's estate, but in any event no later than the date of expiration of the Option term.


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            (v) Voluntary Termination. In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within six months, except in the case of the first year of an Option's term in which case the exercise period shall be one year, after the date on which the Grantee's employment with or service to the Company is terminated, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

            (vi) Termination Without Cause Upon a Change of Control. Notwithstanding the provisions of Section 5(d)(i) above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

            (vii) For purposes of this Section 5(e):

                  (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

                  (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                  (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

      (e) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price (i) in cash, (ii) in whole or in part by shares of Company Stock held by the Grantee, (iii) with proceeds from a Company loan program, (iv) with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the Exercise Price, (v) by having shares withheld that are otherwise to be issued pursuant to the exercise of an Option (and the number of shares to be withheld (or otherwise being delivered pursuant to clause (ii) above) shall be a number with a Fair Market Value (determined on the


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date the notice of exercise is delivered to the Company) equal to the aggregate exercise price), or (vi) by any combination of such method of payment or any other method acceptable to the Committee. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 6) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required tax withholding is made.

      For purposes of this Plan, if the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date on which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines, or (z) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

6.    WITHHOLDING OF TAXES

      (a) Required Withholding. All Options under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other compensation payable by the Company the amount of any withholding taxes due with respect to such Options.

      (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

7.    TRANSFERABILITY OF OPTIONS

      (a) Nontransferability of Options. Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish


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proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

8.    CHANGE OF CONTROL OF THE COMPANY

      As used herein, a "Change of Control" shall be deemed to have occurred if:

      (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

      (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

      (c) After the effective date of the Plan, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period or who were directors on the effective date of this Plan.

9.    CONSEQUENCES OF A CHANGE OF CONTROL

      (a) Notice and Acceleration.

            (i) Upon a Change of Control, the Company shall provide each Grantee who holds outstanding Options written notice of the Change of Control.

            (ii) Upon a Change of Control, each outstanding Option shall become one hundred percent vested and fully exercisable.

            (iii) Notwithstanding the foregoing, a Grantee shall be eligible to exercise Options both before and after a Change of Control to the full extent otherwise permitted under the Plan.


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      (b) Assumption of Options. Upon a Change of Control described in Section
8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

      (c) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

10.   AMENDMENT AND TERMINATION OF THE PLAN

      (a) Amendment. The Board may amend or terminate the Plan at any time.

      (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or unless extended by the Board.

      (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option.

      (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

11.   FUNDING OF THE PLAN

      This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of shares with respect to Options under this Plan.

12.   RIGHTS OF PARTICIPANTS

      Nothing in this Plan shall entitle any Eligible Individual or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by, in the employ of or provide services to the Company or any other employment or service rights.


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13.   NO FRACTIONAL SHARES

      No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.   REQUIREMENTS FOR ISSUANCE OF SHARES

      No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

15.   HEADINGS

      Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

16.   EFFECTIVE DATE OF THE PLAN

      The Plan shall be effective on March 15, 2001.

17.   MISCELLANEOUS

      (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Options granted to employees, agents, medical and science advisors or consultants thereof who become Employees, agents, medical and science advisors or consultants of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant an Option to employees, agents, medical and science advisors or consultants of another corporation who become Employees, agents, medical and science advisors or consultants to the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option grant made by such corporation ("Substituted Stock Incentives"). The terms and conditions of


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the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

      (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

      (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

      (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware, without giving effect to the conflicts of laws provision thereof.


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                           LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
                 UNDER THE 2001 NON-QUALIFIED STOCK OPTION PLAN

                          (Non-qualified stock option)

            AGREEMENT entered into as of the date set forth on the signature page hereto by and between Life Medical Sciences, Inc., a Delaware corporation, with a business address of PO Box 219, Little Silver, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

      WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option under the Company's 2001 Non-Qualified Stock Option Plan (the "2001 Plan") to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

      WHEREAS, the 2001 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

      1.    Grant of Option.

      The Company hereby grants to the Grantee a non-qualified stock option (the "Option") under the 2001 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2.    Purchase Price.

      The purchase price ("Purchase Price") for the Shares covered by the Option shall be the


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dollar amount per share set forth on the signature page to this Agreement.

      3.    Time of Vesting and Exercise of Option.

            Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

      4.    Term; Extent of Exercisability.

            (a)   Term.

                  (i) The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

                  (ii) In the event a Grantee's employment or service is terminated by the Company for any reason other than "disability", death or for "cause" (collectively, a "Termination without cause"), any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the one year period, except in the case of the first year of an Option's term in which case the exercise period shall be two years, after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.

                  (iii) In the event the Grantee's employment or service is terminated by the Company for "cause", any Option held by the Grantee shall terminate as of the date the Grantee's employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

                  (iv) In the event the Grantee's employment or service is terminated by the Company on account of Grantee's "disability", any Option held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee's employment or service is terminated by the Company, but in any event no later than the date of expiration of the Option term.


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                  (v)   In the event of the death of the Grantee, any Option
                        held by the Grantee shall become one hundred percent vested and fully exercisable by the Grantee and shall terminate unless exercised within then later to occur of one year after the date on which the Grantee's employment or service is terminated by the Company or six months after the probate of the Grantee's estate, but in any event, no later than the date of expiration of the Option term.

                  (vi) In the event a Grantee terminates his or her employment with or services to the Company at his or her own volition, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within six months, except in the case of the first year of an Option's term in which case the exercise period shall be one year, after the date on which the Grantee's employment with or service to the Company is terminated, but in no event later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee's employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

                  (vii) Notwithstanding the provisions of Section 4(a)(ii)
                        above, if the Grantee's employment or service is terminated by the Company on account of a "termination without cause" during the one year period following a Change of Control, as such term is defined in the 2001 Plan, any Option held by the Grantee shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee's employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

                 (viii) For purposes of this Section 4(a):

                        (A) The term "Company" shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

                        (B) The term "disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                        (C) The term "termination for cause" shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential


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                              information of the Company to persons not entitled
                              to receive such information. If this clause (C) conflicts with the definition of "Cause" or "termination for cause" (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

      5.    Manner of Exercise of Option.

            (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2001 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

            (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6.    Non-Transferability.

            Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer options except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

      7.    Representation Letter and Investment Legend.

            In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the

Shares issued by reason of such exercise.

      8.    Adjustments on Changes in Capitalization.

            Adjustments on changes in capitalization and the like shall be made in accordance with the 2001 Plan, as in effect on the date of this Option.

      9.    No Special Employment Rights.

            The provisions of this Section 9 are applicable only to Grantees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      10.   Rights as a Stockholder.

            The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

      11.   Withholding Taxes.

            Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Shares. The Company may agree to permit the Grantee to authorize the Company to withhold Shares of Common Stock purchased upon exercise of the Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Grantee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of the Option, such election to be made in the form set forth in
Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon providing six (6) months prior written notice to the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Grantee has hereunto set his or her hand, all as of the ________, 2001.

                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                        ----------------------------------------
                                    Title:   Chairman, President and CEO


                                    GRANTEE

                                    Print Name:
                                               ---------------------------------

                                    Sign Name:
                                              ----------------------------------

                                    Address:
                                            ------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Social Security Number:
                                                           ---------------------


                              OPTION INFORMATION

Total Number of Shares Underlying Option:
Purchase Price Per Share:

                          VESTING & EXPIRATION SCHEDULE

      Vesting Date             Number of Shares           Expiration Date
      ------------             ----------------           ---------------

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

Gentlemen:

      In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of Life Medical Sciences, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

      1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

      2. Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

      3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

      In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

      I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

                                Very truly yours,


Dated:
       ---------------

                                   EXHIBIT 2
                           TO STOCK OPTION AGREEMENT

Gentlemen:

      The undersigned Grantee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), Life Medical Sciences, Inc. (the "Company") shall withhold from that exercise such number of Shares equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months' prior written notice to the Company.

                                    GRANTEE:


                                    --------------------------------------------
                                                    (Signature)


                                    --------------------------------------------
                                                   (Print Name)